Q2 2021 Business Update AUG 12, 2021

DISCLAIMER 2 This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Q2 2021 BUSINESS UPDATE

138 6 Q2 2021. BUSINESS UPDATE SUMMARY. STRONG GROWTH OF CORE BUSINESS $792.6M 19 3 $65M NEW programs under contract NEW programs started MOLECULES entered clinical testing cumulative programs under contract in accounts receivable (AR) + accrued AR in cash & cash equivalents

2 antibodies for Covid-19 US shipments of bamlanivimab together with etesevimab halted in June because of the prevalence of resistant variants at the time (Gamma and Beta). Effective against Delta variant* bebtelovimab Effective against variants of concern, including the Delta variant* Currently in Phase 2 clinical trials alone and in combination with bamlanivimab and etesevimab. * Shown to be effective against the Delta variant in preclinical studies There is an increase in the number of COVID-19 cases globally, with over 100,000 daily cases reported in the US alone. Q2 2021 BUSINESS UPDATE 4 bamlanivimab + etesevimab

DIVERSE PORTFOLIO THAT ALREADY COVERS most therapeutic areas 138 PROGRAMS UNDER CONTRACT Q2 2021 BUSINESS UPDATE 5 therapeutic area KNOWN therapeutic area TBD

Q2 2021 BUSINESS UPDATE 6 UNLOCK NEW TARGETS 72% 28% Our partners look to us to unlock new targets across a range of target types. For targets that have been selected by our partners, a third include challenging, high-value targets: STANDARD targets DIFFICULT targets multi-pass transmembrane targets high homology targets peptide-MHC targets

Empower NEW modalities for next-gen therapies 7 Our platform is an operating system designed to support many next-gen modalities, including: Q2 2021 BUSINESS UPDATE

115 PUCs with downstream participation Our Programs Under Contract with downstream participation span the entire spectrum of drug development firms: Q2 2021 BUSINESS UPDATE 8 40 PROGRAMS 24 PROGRAMS 5 PROGRAMS private & small cap biotech 46 PROGRAMS mid & large cap biotech global pharma other industries

FORWARD INTEGRATION TO ACCELERATE DRUG DEVELOPMENT 9 TECH STACK PARTNER DEVELOPMENT Preclinical Phase 1 Antibody Discovery Phase 2 Phase 3 & Approval Expansion into GMP / CMC manufacturing: Q2 2021 BUSINESS UPDATE ABCELLERA DEVELOPMENT COMMERCIAL SALE

Create & capture value with deeper positions Diverse deal structures provide the opportunity to deepen our position in successful molecules: 10 Q2 2021 BUSINESS UPDATE Royalties & Milestones Option to Invest Equity / Equity-like

11 Centralize innovation to make drug discovery faster, more efficient & more cost effective. Q2 2021 BUSINESS UPDATE

Q2 2021 Financials update

Partnership business growth shows great strength in 1H 2021. 13 Q2 2021 BUSINESS UPDATE FINANCIALS Note: Showing year-end figures except for most recent quarter. Historical results are not necessarily indicative of future results. Discovery Partners Programs Under Contract Program Starts # of Cumulative # of Cumulative # of

Four molecules in the clinic, over a dozen in preclinical development. 14 Q2 2021 BUSINESS UPDATE FINANCIALS

$27.6M revenue driven by COVID-19 program. 15 Q2 2021 BUSINESS UPDATE FINANCIALS Revenue USD $5.2M $3.0M $27.6M $1.0M $8.2M $21.2M $0.3M $11.2M Q2 2020 Q2 2021 +2.5X Note associated $3.6M royalty fee COVID-19 discovery program strong in Q2 2020

Operating expenses reflect continued strengthening of the platform. 16 Q2 2021 BUSINESS UPDATE FINANCIALS Q2 2021 $11.2M $1.5M Q2 2020 RESEARCH & DEVELOPMENT SALES & MARKETING GENERAL & ADMIN $15.0M $9.1M $1.3M $0.5M Operating Expenses USD Q2 2021 Q2 2020 Q2 2021 Q2 2020

NET EARNINGS (LOSS) 17 Q2 2021 BUSINESS UPDATE FINANCIALS Net loss of $2.3M: Equivalent to ($0.01) per share (basic & diluted). EARNINGS (LOSS) PER SHARE: BASIC & DILUTED $6.7M ($2.3M) Q2 2021 Q2 2020 Q2 2020 Q2 2021 Earnings / Loss USD $0.03 ($0.01)

Operations results financed investments in H1 and further strengthened liquidity. 18 Q2 2021 BUSINESS UPDATE FINANCIALS Cash Flows USD $594.1M $267.2M $792.6M ($0.7M) ($6.6M) Additionally, $65M AR + accrued AR balance at quarter end $20.5M ($61.5M) $33.0M

19 Thank You Q2 2021 BUSINESS UPDATE